UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2025

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	000-09376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2528 S 27th Ave Broadview, IL	60155
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Independent Registered Public Accounting Firm

On April 28, 2025, in conjunction with its exit from providing audit services to publicly traded companies, Assurance Dimensions, LLC (“Assurance Dimensions”) resigned from its role as the independent registered public accounting firm for Innovative Food Holdings, Inc. (the “Company”).

Assurance Dimensions’ reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and December 31, 2023 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period through April 28, 2025, (i) there were no disagreements within the meaning of Item 304(a)(1)(iv) of Regulation S-K, between the Company and Assurance Dimensions on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which that, if not resolved to Assurance Dimensions’ satisfaction, would have caused Assurance Dimensions to make reference to the subject matter of any such disagreement in connection with its reports for such years and interim period, and (ii) there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company provided Assurance Dimensions with a copy of the above disclosures and requested that Assurance Dimensions furnish a letter addressed the Securities and Exchange Commission stating whether it agrees with the statements made herein. A copy of the Assurance Dimensions’ letter dated April 28, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Newly Engaged Independent Registered Public Accounting Firm

On April 28, 2025, the Company engaged Stephano Slack LLC (“Stephano Slack”) as the Company’s new independent registered public accounting firm for the current fiscal year.

During the Company’s fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period through April 28, 2025, neither the Company nor anyone on its behalf has consulted with Stephano Slack regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Stephano Slack concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 8.01 Other Events.

On May 1, 2025, the Company issued a press release announcing the resignation of Assurance Dimensions and the appointment of Stephano Slack as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

The full text of the press release is furnished as Exhibits 99.1 to this Current Report on Form 8-K, respectively, and is incorporated herein by reference.

The information furnished under this Item 8.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements and information relating to the Company that are based on the current beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company. Such statements, including those related to the Company’s growth plans, reflect the current views of the Company with respect to future events and are subject to certain assumptions, including those described in this report. Should one or more of these underlying assumptions prove incorrect, actual results may vary materially from those described herein, which include words such as “should,” “could,” “will,” “anticipate,” “believe,” “intend,” “plan,” “might,” “potentially,” “targeting,” or “expect,” or similar expressions. Additional factors that could also cause actual results to differ materially relate to current conditions and expected future developments, international crises, environmental and economic issues and other risk factors described in the Company’s public filings. As a result, readers are cautioned not to place undue reliance on these forward-looking statements and should understand that these statements are not guarantees of performance or results and that there are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the Company’s actual results to differ materially from those expressed in these statements, including, among others: economic factors affecting consumer confidence and discretionary spending; cost inflation/deflation and commodity volatility; competition; reliance on third party suppliers and interruption of product supply or increases in product costs; changes in the Company’s relationships with vendors and customers. The Company does not intend to update these forward-looking statements.

For a detailed discussion of these risks, uncertainties and other factors that could cause the Company’s actual results to differ materially from those anticipated or expressed in any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”). Additional risks and uncertainties are discussed from time to time in current, quarterly and annual reports filed by the Company with the SEC, which are available on the SEC’s website at https://www.sec.gov/.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
16.1	Letter from Assurance Dimensions, LLC addressed to the Audit Committee of the Company dated April 28, 2025
99.1	Press Release, dated May 1, 2025
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: May 01, 2025	By:	/s/ Robert William Bennett
Robert William Bennett
Chief Executive Officer

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